UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 1, 2015

JOHNSON CONTROLS, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010
______________________________________ (State or other jurisdiction	____________________ (Commission	____________________________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5757 North Green Bay Avenue Milwaukee Wisconsin		53209
_____________________________________________________________ (Address of principal executive offices)		__________________ (Zip Code)

Registrant’s telephone number, including area code:	414-524-1200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On December 1, 2015, Johnson Controls, Inc. (the "Company") issued a press release containing information about the Company’s Strategic Review and 2016 Outlook. A copy of this press release is incorporated herein by reference as Exhibit 99.1.

Item 7.01    Regulation FD Disclosure

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release dated December 1, 2015 reporting the Company's Strategic Review and 2016 Outlook.

Attached and incorporated herein by reference as Exhibit 99.2 is a copy of the Company's Strategic Review and 2016 Outlook presentation for the analyst meeting held on December 1, 2015.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits:

99.1	Press release of Johnson Controls, Inc., dated December 1, 2015.

99.2	Strategic Review and 2016 Outlook presentation to analysts on December 1, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.

December 1, 2015	By:	/s/ Suzanne M. Vincent
		Name:	Suzanne M. Vincent
		Title:	Vice President and Corporate Controller